Contracts in Progress	12 Months Ended
Dec. 31, 2012
Contracts in Progress [Abstract]
Contracts in Progress

4. Contracts in Progress

Contract cost and recognized income not yet billed on uncompleted contracts arise when recorded revenues for a contract exceed the amounts billed under the terms of the contracts. Contract billings in excess of cost and recognized income arise when billed amounts exceed revenues recorded. Amounts are billable to customers upon various measures of performance, including achievement of certain milestones, completion of specified units or completion of the contract. Also included in contract cost and recognized income not yet billed on uncompleted contracts are amounts the Company seeks to collect from customers for change orders approved in scope but not for price associated with that scope change (unapproved change orders). Revenue for these amounts is recorded equal to the lesser of the expected revenue or cost incurred when realization of price approval is probable. Recognizing revenues from unapproved change orders involves the use of estimates, and it is reasonably possible that revisions to the estimated recoverable amounts of recorded unapproved change orders may be made in the near-term. If the Company does not successfully resolve these matters, a reduction in revenues may be required to amounts that have been previously recorded.

Contract cost and recognized income not yet billed and related amounts billed as of December 31, 2012 and 2011 were as follows:

	December 31,
	2012	2011
Cost incurred on contracts in progress	$932,844	$530,085
Recognized income	132,869	73,414

	1,065,713	603,499
Progress billings and advance payments	(1,012,298)	(587,947)

	$53,415	$15,552

Contract cost and recognized income not yet billed	$89,658	$31,652
Contract billings in excess of cost and recognized income	(36,243)	(16,100)

	$53,415	$15,552

Contract cost and recognized income not yet billed includes $5,949 and $1,151 at December 31, 2012 and 2011, respectively, on completed contracts.